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MLMT 2004-BPC1                     TERM SHEET                         10/28/2004

Updated Structure                                                      MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

                                                                                                                     EXPECTED
TRANCHE     S&P     FITCH                 FACE      %       SUB LEVEL       WAL     PRIN WINDOW    PRIN WINDOW       MATURITY

a1          AAA     AAA          55,381,000.00     4.457      20.000      2.58604    12/04-07/09         1--56      7/12/2009
a2          AAA     AAA         138,500,000.00    11.146      20.000      4.81076    07/09-11/10        56- 72     11/12/2010
a3          AAA     AAA         171,324,000.00    13.787      20.000      6.82449    11/10-12/11        72- 85     12/12/2011
a4          AAA     AAA          48,845,000.00     3.931      20.000      8.34300    12/11-07/14        85-116      7/12/2014
a5          AAA     AAA         397,195,000.00    31.964      20.000      9.74800    07/14-10/14       116-119     10/12/2014
aj          AAA     AAA          94,752,000.00     7.625      12.375      9.92222    10/14-10/14       119-119     10/12/2014
a1a         AAA     AAA         182,874,000.00    14.716      20.000      7.38700    12/04-10/14         1-119     10/12/2014
b           AA      AA           26,407,000.00     2.125      10.250      9.92222    10/14-10/14       119-119     10/12/2014
c           AA-     AA-          12,426,000.00     1.000       9.250      9.92222    10/14-10/14       119-119     10/12/2014
d           A       A            18,640,000.00     1.500       7.750     10.00162    10/14-11/14       119-120     11/12/2014
e           A-      A-            9,320,000.00     0.750       7.000     10.00556    11/14-11/14       120-120     11/12/2014
f           BBB+    BBB+         15,533,000.00     1.250       5.750     10.00556    11/14-11/14       120-120     11/12/2014
g           BBB     BBB          10,873,000.00     0.875       4.875     10.00556    11/14-11/14       120-120     11/12/2014
h           BBB-    BBB-         15,533,000.00     1.250       3.625     10.00556    11/14-11/14       120-120     11/12/2014
j           BB+     BB+           6,213,000.00     0.500       3.125     10.00556    11/14-11/14       120-120     11/12/2014
k           BB      BB            4,660,000.00     0.375       2.750     10.16200    11/14-04/15       120-125      4/12/2015
l           BB-     BB-           6,214,000.00     0.500       2.250     10.42222    04/15-04/15       125-125      4/12/2015
m           B+      B+            4,659,000.00     0.375       1.875     10.42222    04/15-04/15       125-125      4/12/2015
n           B       B             3,107,000.00     0.250       1.625     10.42222    04/15-04/15       125-125      4/12/2015
p           B-      B-            3,107,000.00     0.250       1.375     10.97033    04/15-04/17       125-149      4/12/2017
q           NR      NR           17,086,659.00     1.375       0.000     15.92528    04/17-10/22       149-215     10/12/2022
xc          AAA     AAA       1,242,649,659.00                            8.20427    12/04-10/22         1-215     10/12/2022
xp          AAA     AAA       1,210,412,000.00                            5.73907    05/05-05/12         6--90      5/12/2012